Exhibit 10.2

COMPRAVENTA DE PARTICIPACIONES SOCIALES DE LA SOCIEDAD “VLP THE VACCINES COMPANY, S.L.”.------------------------------------------

NÚMERO TRES MIL CUATROCIENTOS QUINCE.-----------------

En Madrid, a veintiséis de julio de dos mil veintiuno.-----

ANTE MÍ,  IGNACIO MARTINEZ-GIL VICH, Notario de Madrid,

--------------------------- COMPARECEN: ------------------------------

--------------------------- De una parte: ---------------------------------

DON ADRIÁN MACHO CURIEL, mayor de edad, de nacionalidad española, soltero, analista de inversiones, con domicilio a estos efectos en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa). Con D.N.I. y N.I.F. número 05.940.065-Q, vigente que me exhibe.--------------------------------

Y DON PETER KHAYAT, mayor de edad, de nacionalidad libanesa, soltero, consultor financiero, con domicilio en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa). Provisto de Tarjeta de Residencia y N.I.E. número Y5629675W, vigente que me exhibe.----------------------------------

Y de otra parte: DON EMILIO PRIETO BEDOYA, mayor de edad, de nacionalidad española, soltero, con domicilio a estos efectos en el Paseo de la Castellana número 259 Cm 28046 Madrid. Con D.N.I. y N.I.F. número 72.034.312-Z, vigente que me exhibe.

--------------------------- INTERVIENEN:--------------------------------

1.- Don Adrián Macho Curiel, en nombre y representación como apoderado, de la compañía de nacionalidad española denominada “INVEREADY BIOTECH III, S.C.R., S.A.”, con C.I.F. número A-88139399, con domicilio en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa), constituida con una duración de diez años por medio de la escritura otorgada el día 8 de junio de 2.018, ante el Notario de Barcelona Don Jaime Agustin Justribo, con el número 2.253 de orden de protocolo; inscrita en el Registro Mercantil de San Sebastián, en el tomo 2.961, folio 169, sección 8ª, hoja número SS-43.025, inscripción 1ª y en el Registro Especial de Sociedades de Capital Riesgo en la Comisión Nacional del Mercado de Valores.

El objeto social de la sociedad, según manifiesta su representante es el propio de una sociedad de capital riesgo.-----------------------------------------------

Su legitimación para este acto resulta del poder a su favor conferido por acuerdo adoptado por el Consejo de Administración de la sociedad en su reunión celebrada el día 17 de julio de 2.021, elevado a público por medio de la escritura otorgada el día 22 de julio de 2.021, ante el Notario de Barcelona Don Jaime Agustín Justribó, con el número 1.548 de orden de protocolo.----------------------------------------------------

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.-Que me ha sido exhibida la copia autorizada de la escritura reseñada.

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario hago constar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio de un acta de manifestaciones autorizada el día 8 de junio de 2.018, ante el Notario de Barcelona Don Jaime Agustín Justribó, con el número 1.254 de orden de protocolo, manifestando su representante no haberse modificado el contenido de la misma. Consultada la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.-------------------------------------------

2.- Don Peter Khayat,  en nombre y representación como apoderada, de la compañía de nacionalidad española denominada “INVEREADY BIOTECH III PARALLEL, S.C.R., S.A.”, A-88264130, con domicilio en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa), constituida con una duración de diez años por medio de la escritura otorgada el día 12 de noviembre de 2.018, ante el Notario de Barcelona Don Jaime Agustin Justribó, con el número 2.427 de orden de protocolo; inscrita en el Registro Mercantil de San Sebastián, en el tomo 2.963, folio 1, sección 8ª, hoja número Ss-43-031, inscripción 1ª.-----------------------------------------------

El objeto social de la sociedad, según manifiesta su representante es el propio de una sociedad de capital riesgo.-----------------------------------------------

Su legitimación para este acto resulta del poder a su favor conferido por el Consejo de Administración de la sociedad en su reunión celebrada el día 17 de julio de 2.021, elevado a público por medio de la escritura otorgada el día 22 de julio de 2.021, ante el Notario de Barcelona Don Jaime Agustín Justribó, con el número 1.549 de orden de protocolo.--------------------------------------------------------------------

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.-Que me ha sido exhibida la copia autorizada de la escritura reseñada.

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario hago constar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio de un acta de manifestaciones autorizada el día 12 de noviembre de 2.018, por el Notario de Barcelona Don Jaime Agustín Justribó, con el número 2.428 de orden de protocolo, manifestando su representante no haberse modificado el contenido de la misma. Consultada la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.-------------------------------------------

3.- Don Emilio Prieto Bedoya, en nombre y representación, como apoderado de la sociedad “DYADIC INTERNATIONAL (USA), INC”, con número de identificación (EIN) 65-0645993, domiciliada en 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, USA, debidamente constituida de conformidad con las leyes del Estado de Florida y provista de C.I.F. español número N4008645F.-------------------------------

La actividad principal de la sociedad, según manifiesta su representante, es el desarrollo de actividades de biotecnología.--------------------------

Su legitimación para este acto resulta del poder especial a su favor conferido por Don Mark Emalfarb, como representante de la sociedad, el día 6 de julio de 2021, ante el Notario de la ciudad de Florida, estados Unidos, Don Palm Beach County, Florida, Don Heidi Zosiak, cuya copia debidamente apostillada tengo a la vista. --

En relación con este apoderamiento, yo, el Notario hago constar:

1º.- Que me ha exhibido el referido poder, que se encuentra redactado en idioma inglés, idioma que en lo pertinente conozco.------------------------

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad del poderdante.

3º.- Yo, el Notario, hago contar que a mi juicio, las facultades representativas acreditadas son suficientes para la autorización de la presente acta.

Yo, el Notario hago constar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio de un acta de manifestaciones autorizada el día 30 de junio de 2.017, ante el Notario de Madrid Don Ignacio Martínez-Gil Vich, con el número 1.986 de orden de protocolo, manifestando su representante no haberse modificado el contenido de la misma. Consultada la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.-------------------------------------------

Tienen, a mi juicio, los comparecientes, según intervienen, la capacidad legal suficiente para formalizar la presente escritura de COMPRAVENTA DE PARTICIPACIONES y, al efecto,---------------------------------------

-------------------------------- EXPONEN: -------------------------------

I.- Que la sociedad “DYADIC INTERNATIONAL (USA), INC”, es titular en pleno dominio y por el titulo que se dirá de setenta y cuatro mil ciento veintitrés (74.123) participaciones, números 1.778.955 al 1.853.077, ambos inclusive de diez (0,10) céntimos de valor nominal cada una de la sociedad “VLP THE VACCINES COMPANY, S.L.”, con CIF número B-37515111; con domicilio en 37005- Salamanca, calle Velázquez, 4, 5ºA; constituida  por tiempo indefinido bajo la denominación de “STAR2UP BUSINESS AND MANAGEMENT INVEST, S.L.” en escritura otorgada ante el Notario de Madrid, Don Andrés de la Fuente O’Connor, el día 16 de marzo de 2.012, bajo el número 435 de orden de protocolo: Cambiada su denominación social por la actual, por medio de la escritura otorgada el día 9 de abril de 2.012, ante el Notario de Madrid, Don Pedro Contreras Ranera, con el número 394 de orden de protocolo; inscrita en el Registro Mercantil de Salamanca, en el tomo 426, libro 0, folio 219, hoja, SA-14239, inscripción 2ª de la hoja de la sociedad.

Su objeto social es el desarrollo de vacunas innovadoras, basadas en plataforma VLP, actividades de I + D en Biotecnología, servicios técnicos, servicios tecnológicos, servicios de asesoramiento tecnológico, y desarrollo de fármacos. ------------

TITULO.- Le pertenecen las referidas participaciones sociales por Escritura de Ampliación de Capital de fecha 30 de junio de 2017, otorgada ante el Notario de Madrid, D. Jose Luis Martinez Gil Vich, bajo el número de protocolo 1.812.

La presente transmisión ha sido autorizada por la Junta General Extraordinaria y Universal de Socios celebrada en fecha 26 de julio de 2021, según resulta de la certificación que me exhibe, expedida el día 26 de julio de 2021, por el Secretario no Consejero del Consejo de Administración de la sociedad, D. Borja Díaz-Guerra Heredero, con el visto bueno de su Presidente, D. Ricardo Arjona Antolín.---------------

CARGAS.- Manifiesta el representante de la sociedad “DYADIC INTERNATIONAL (USA), INC”, que las referidas participaciones de su titularidad están libres de cargas y gravámenes.-----------------------------------------------------------------

II. Que los comparecientes, en la presente fecha han otorgado ante mí un acta de depósito notarial bajo el número de protocolo          en virtud de la cual me han requerido para que libere el precio correspondiente a la presente compraventa con carácter inmediatamente posterior a su otorgamiento.----------------------

III.- Que los comparecientes, según intervienen, tienen convenida la compraventa de las referidas participaciones, que se llevan a efecto por esta escritura, con arreglo a las siguientes,-------------------------------------------------------------------

------------------------- ESTIPULACIONES:-----------------------------

PRIMERA.- La sociedad “DYADIC INTERNATIONAL (USA), INC”, por medio de su representante en este acto, VENDE Y TRANSMITE a INVEREADY BIOTECH III, S.C.R., S.A. y INVEREADY BIOTECH III PARALLEL, S.C.R., S.A., que COMPRAN Y ADQUIEREN, (74.123) participaciones, números 1.778.955 al 1.853.077, ambos inclusive de diez (0,10) céntimos de valor nominal cada una de la sociedad “VLP THE VACCINES COMPANY, S.L.”, totalmente desembolsadas, con cuanto a las mismas sea accesorio e inherente, y libres de toda carga, gravamen, trabas, embargos y pignoraciones conforme a continuación se indica:---------------------------------------------------------------------------------

INVEREADY BIOTECH III, S.C.R., S.A. adquiere (61.769) participaciones, números 1.778.956 al 1.840.723, ambos inclusive de diez (0,10) céntimos de valor nominal cada una de la sociedad “VLP THE VACCINES COMPANY, S.L.” por un precio total de 88.845,84 Euros.-------------------------------------------------------------------------

INVEREADY BIOTECH III PARALLEL, S.C.R., S.A. adquiere (12.354) participaciones, números 1.840.724 al 1.853.077, ambos inclusive de diez (0,10) céntimos de valor nominal cada una de la sociedad “VLP THE VACCINES COMPANY, S.L.” por un precio total de 17.769,45 Euros.----------------------------------------------------------

SEGUNDA.- El precio de la compraventa es en conjunto de CIENTO SEIS MIL SEISCIENTOS QUINCE EUROS CON VEINTINUVE CENTIMOS (106.615,29 €).

El precio de la compraventa será abonado mediante transferencia bancaria y en la forma y términos y condiciones previstos en el acta de depósito notarial autorizada por mí el día que hoy, con el número            de protocolo, en virtud de la cual acepté el requerimiento de las partes compradoras y la parte vendedora de liberar los fondos correspondientes a la presente compraventa de participaciones.---------------------------

TERCERA.- Yo, el Notario, una vez otorgada la presente escritura realizaré el pago del precio total de la compraventa a la parte vendedora mediante transferencia bancaria a la cuenta número   SWIFT SNTRUS3AXXX número 1000090561274 titularidad de la parte vendedora.-------------------------------------------------------------------

Una vez realizada la transferencia, dejaré incorporada a la presente escritura copia de dicha transferencia.---------------------------------------------------

CUARTA.- En este acto queda diligenciado un impreso modelo D-1B, correspondiente a la declaración de la liquidación de la inversión extranjera realizada por la sociedad “DYADIC INTERNATIONAL (USA), INC”, dejando unido a esta matriz dicho impreso debidamente cumplimentado y presentado en el registro correspondiente.

QUINTA.- Los gastos que se deriven de esta escritura serán a cargo de la parte compradora.-----------------------------------------------------------------

SEXTA.- Manifiestan los comparecientes que comunicarán la presente transmisión al órgano de administración de la sociedad, con el fin de quedar esta anotada en el Libro Registro de Socios, tal como prevé la Ley de Sociedades de Capital.

SÉPTIMA.- La transmisión que se realiza por medio de esta escritura está exenta del pago del Impuesto de Transmisiones Patrimoniales y actos Jurídicos Documentados (Art.314 RDL 4/2015 de 23 de octubre de 2.015, por el que se aprueba el Texto Refundido de la Ley del Mercado de Valores).-------------------------------------

PROTECCIÓN DE DATOS DE CARÁCTER PERSONAL:--

De conformidad con lo previsto en el Reglamento General de Protección de Datos europeo, se informa de que los datos personales de los intervinientes serán tratados por el Notario autorizante, cuyos datos de contacto figuran en el presente documento. Los datos serán tratados con la finalidad de realizar las funciones propias de la actividad notarial y para la facturación y gestión de clientes, para lo cual se conservarán durante los plazos previstos en la normativa aplicable y, en cualquier caso, mientras se mantenga la relación con los interesados. ------------------------------------------------------

La base del tratamiento es el desempeño de las funciones públicas notariales, lo que obliga a que los datos sean facilitados al Notario e impediría su intervención en caso contrario. Se realizarán las comunicaciones previstas en la Ley a las Administraciones Públicas y, en su caso, al Notario que suceda al actual en la plaza.

Los intervinientes tienen derecho a solicitar el acceso a sus datos personales, su rectificación, su supresión, su portabilidad y la limitación de su tratamiento, así como oponerse a este. Frente a cualquier eventual vulneración de derechos, puede presentarse una reclamación ante la Agencia Española de Protección de Datos. Si se facilitan datos de personas distintas de los intervinientes, estos deberán haberles informado previamente de todo lo previsto en el artículo 14 del RGPD.-------------------------

Así lo dicen y otorgan los comparecientes, a quienes hago las reservas y advertencias legales, en especial y a efectos fiscales advierto de las obligaciones y responsabilidades tributarias que incumben a las partes en su aspecto material, formal y sancionador, y de las consecuencias de toda índole que se derivarían de la inexactitud de sus declaraciones.---------------------------------------------------------------------------------

Doy cumplimiento al requisito de la lectura en la forma prevenida por el artículo 193 del Reglamento Notarial; tras la lectura, doy fe de que los comparecientes manifiestan haber quedado informados del contenido del instrumento público y prestar su libre consentimiento a este contenido, firmando conmigo Notario.---

Yo, Notario, DOY FE:----------------------------------------------

a) De haber identificado a los comparecientes por medio de sus documentos de identidad, reseñados en la comparecencia, que me han sido exhibidos.

b) De que los comparecientes, a mi juicio, tienen capacidad y están legitimados para el presente otorgamiento.------------------------------------------------

c) De que el consentimiento de los otorgantes ha sido libremente prestado.

d) De que el otorgamiento se adecua a la legalidad y a la voluntad libre y debidamente informada de los comparecientes.-------------------------------------

e) De que el presente instrumento público queda extendido en siete folios de papel de uso exclusivo para documentos notariales, serie GA, números el presente y los seis anteriores en orden correlativo, que signo, firmo y rubrico, de cuya adecuación y completo contenido doy fe.-

English Version only for information purposes

PURCHASE AND SALE OF SHARES IN THE COMPANY "VLP THE VACCINES COMPANY, S.L.".----------------------------------------------------------

NUMBER THREE THOUSAND FOUR HUNDRED AND FIFTEEN.

In Madrid, on the twenty-sixth day of July of the year two thousand and twenty-one.---------------------------------------------------------------------------------

BEFORE ME, IGNACIO MARTINEZ-GIL VICH, Notary Public of Madrid,

--------------------------- APPEAR: -------------------------------

--------------------------- On the one hand: --------------------

Mr. ADRIÁN MACHO CURIEL, of legal age, Spanish nationality, single, investment analyst, with address for these purposes at Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa). With D.N.I. and N.I.F. number 05.940.065-Q, in force and exhibited to me.------------------------

And Mr. PETER KHAYAT, of legal age, Lebanese nationality, single, financial consultant, with address at Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa). Provided with Residence Card and N.I.E. number Y5629675W, in force, which he exhibits to me.--------------------

And on the other hand: Mr. EMILIO PRIETO BEDOYA, of legal age, of Spanish nationality, single, with address for these purposes at Paseo de la Castellana number 259 Cm 28046 Madrid. With D.N.I. and N.I.F. number 72.034.312-Z, in force and exhibited to me.----------------------------------------------------------------------------

--------------------------- INTERVENE:---------------------------

1.- Mr. Adrián Macho Curiel, on behalf of and representing as attorney-in-fact, the Spanish company called "INVEREADY BIOTECH III, S.C.R., S.A.", with C.I.F. number A-88139399, with address in Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa), constituted with a duration of ten years by means of the deed granted on June 8, 2.018, before the Notary of Barcelona Mr. Jaime Agustin Justribo, with the number 2. 253 of the protocol order; registered in the Mercantile Registry of San Sebastian, in volume 2.961, folio 169, section 8ª, sheet number SS-43.025, inscription 1ª and in the Special Registry of Venture Capital Companies in the National Securities Market Commission (Comisión Nacional del Mercado de Valores).

The corporate purpose of the company, as stated by its representative, is that of a venture capital company.------------------------------------------------

Its legitimacy for this act results from the power of attorney in its favor conferred by agreement adopted by the Board of Directors of the company at its meeting held on July 17, 2002, which was made public by means of the deed executed on July 22, 2002, before the Notary Public of Barcelona, Mr. Jaime Agustín Justribó, under number 1,548 of the protocol order.--------------------------------------------------------------

In relation to this deed of power of attorney, I, the Notary, state the following:

1º.- That the authorized copy of the above-mentioned deed has been exhibited to me.---------------------------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the attorney-in-fact has not changed.--------------------------------------------------

3º.- I, the Notary, state for the record that in my opinion, the accredited representative powers are sufficient for the execution of this deed.---------------

I, the Notary, state for the record that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of a deed of manifestations authorized on June 8, 2008, before the Notary Public of Barcelona Mr. Jaime Agustín Justribó, with the number 1,254 of the protocol order, stating that his representative has not modified the content of the same. Having consulted the database of real ownership, I verify that the real owner coincides with what is stated in the said deed.------------------------------------------------

2.- Mr. Peter Khayat, in the name and on behalf of the Spanish company "INVEREADY BIOTECH III PARALLEL, S.C.R., S.A.", A-88264130, with domicile in Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa), constituted with a duration of ten years by means of the deed granted on November 12, 2. 018, before the Notary of Barcelona Mr. Jaime Agustin Justribó, with the number 2.427 of protocol order; registered in the Mercantile Registry of San Sebastian, in the volume 2.963, folio 1, section 8ª, sheet number Ss-43-031, inscription 1ª.----

The corporate purpose of the company, according to its representative, is that of a venture capital company.------------------------------------------------

Its legitimacy for this act results from the power of attorney in its favor conferred by the Board of Directors of the company in its meeting held on July 17, 2.021, elevated to public by means of the deed granted on July 22, 2.021, before the Notary Public of Barcelona Mr. Jaime Agustín Justribó, with the number 1.549 of the protocol order.

In relation to this power of attorney, I, the Notary,

I hereby state for the record:--------------------------------------------

1º.- That the authorized copy of the aforementioned deed has been exhibited to me.---------------------------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the principal has not changed.-----------------------------------------------------------

3º.- I, the Notary, state for the record that in my opinion, the accredited representative powers are sufficient for the execution of this deed.---------------

I, the Notary, state for the record that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of a deed of manifestations authorized on November 12, 2008, by the Notary Public of Barcelona Mr. Jaime Agustín Justribó, with the number 2,428 of the protocol order, stating that his representative has not modified the content of the same. Having consulted the database of real ownership, I verify that the real owner coincides with what is stated in the said deed.----------------------------------------

3.- Mr. Emilio Prieto Bedoya, in the name and representation, as attorney-in-fact of the company "DYADIC INTERNATIONAL (USA), INC", with identification number (EIN) 65-0645993, domiciled at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, USA, duly constituted in accordance with the laws of the State of Florida and provided with Spanish C.I.F. number N4008645F.----------------------------------

The main activity of the company, according to its representative, is the development of biotechnology activities.--------------------------------------------------

Its legitimacy for this act results from the special power of attorney in its favor conferred by Mr. Mark Emalfarb, as representative of the company, on July 6, 2021, before the Notary of the city of Florida, United States, Mr. Palm Beach County, Florida, Mr. Heidi Zosiak, a duly apostilled copy of which I have before me. --------------------

In connection with this power of attorney, I, the Notary, hereby state:

1º.- That the aforementioned power of attorney has been exhibited to me, which is written in English, a language with which I am familiar.--------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the principal has not changed.-----------------------------------------------------------

3º - I, the Notary, state that in my opinion, the accredited representative powers are sufficient for the authorization of the present deed.---------------

I, the Notary, state for the record that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of a deed of manifestations authorized on June 30, 2007, before the Notary Public of Madrid Mr. Ignacio Martínez-Gil Vich, with the number 1,986 of the protocol order, stating that his representative has not modified the content of the same. Having consulted the database of real ownership, I verify that the real owner coincides with what is stated in the said deed.----------------------------------------

In my opinion, the parties, as they intervene, have sufficient legal capacity to formalize the present deed of PURCHASE AND SALE OF SHARES and, to that effect,

-------------------------------- EXHIBIT: ---------------------------------

I.- That the company "DYADIC INTERNATIONAL (USA), INC.", is the holder in full ownership and by the title to be stated of seventy-four thousand one hundred and twenty-three (74,123) shares, numbers 1,778,955 to 1,853,077, both inclusive of ten (0.10) cents of nominal value each of the company "VLP THE VACCINES COMPANY, S.L. "with CIF number B-37515111; domiciled in 37005- Salamanca, calle Velázquez, 4, 5ºA; incorporated for an indefinite period of time under the name of "STAR2UP BUSINESS AND MANAGEMENT INVEST, S.L." in a deed executed before the Notary Public of Madrid, Mr. Andrés de la Fuente O'Connor, on March 16, 2012, under number 435 of the protocol order: Changed its corporate name to the current one, by means of the deed granted on April 9, 2012, before the Notary of Madrid, Mr. Pedro Contreras Ranera, under number 394 of protocol order; registered in the Mercantile Registry of Salamanca, in volume 426, book 0, folio 219, sheet, SA-14239, inscription 2ª of the company's sheet.

Its corporate purpose is the development of innovative vaccines based on VLP platform, R & D activities in Biotechnology, technical services, technological services, technology consulting services, and drug development. ---------

TITLE.- The aforementioned shares belong to it by Deed of Capital Increase dated June 30, 2017, granted before the Notary Public of Madrid, Mr. Jose Luis Martinez Gil Vich, under protocol number 1,812.------------------------------------------

This transfer has been authorized by the Extraordinary and Universal General Shareholders' Meeting held on July 26, 2021, as shown in the certification exhibited to me, issued on July 26, 2021, by the Non-Director Secretary of the Board of Directors of the Company, Mr. Borja Díaz-Guerra Heredero, with the approval of its Chairman, Mr. Ricardo Arjona Antolín.--------------------------------------------------------------

CHARGES: The representative of the company "DYADIC INTERNATIONAL (USA), INC", declares that the referred shares of its ownership are free of charges and encumbrances.-------------------------------------------------------------

  II. That the parties hereto, on this date, have executed before me a notarial deed of deposit under protocol number by virtue of which they have requested me to release the price corresponding to the present sale and purchase immediately after its execution.

III.- That the parties, as intervening, have agreed the purchase and sale of the referred shares, which are carried into effect by this deed, in accordance with the following,

------------------------- PROVISIONS:------------------------------------

FIRST.- The company "DYADIC INTERNATIONAL (USA), INC", through its representative in this act, SELLS AND TRANSMITS to INVEREADY BIOTECH III, S.C.R., S.A. and INVEREADY BIOTECH III PARALLEL, S.C.R., S.A., that they PURCHASE AND ACQUIRE, (74,123) shares, numbers 1,778,955 to 1,853,077, both inclusive, of ten (0.10) cents of nominal value each, of the company "VLP THE VACCINES COMPANY, S.L.", fully paid up, with all that is accessory and inherent thereto, and free of all charges, liens, encumbrances, attachments and pledges as indicated below:--

INVEREADY BIOTECH III, S.C.R., S.A. acquires (61,769) shares, numbers 1,778,955 to 1,840,723, both inclusive, of ten (0.10) cents of nominal value each of the company "VLP THE VACCINES COMPANY, S.L." for a total price of 88,845.84 Euros.

INVEREADY BIOTECH III PARALLEL, S.C.R., S.A. acquires (12,354) shares, numbers 1,840,724 to 1,853,077, both inclusive, of ten (0.10) cents of nominal value each of the company "VLP THE VACCINES COMPANY, S.L." for a total price of 17,769.45 Euros.---------------------------------------------------------------------------------

SECOND.- The price of the sale and purchase is, as a whole, ONE HUNDRED AND SIX THOUSAND SIX HUNDRED AND FIFTEEN EUROS AND TWENTY-NINE CENTS (106,615.29 €).------------------------------------------------------------

The price of the sale and purchase shall be paid by bank transfer and in the manner and terms and conditions set forth in the notarial deposit deed authorized by me today, with the protocol number, by virtue of which I accepted the requirement of the purchasing parties and the selling party to release the funds corresponding to the present sale and purchase of shares.--------------------------------------------------------

THIRD.- I, the Notary Public, once this deed has been executed, will make the payment of the total price of the sale and purchase to the selling party by bank transfer to the SWIFT account number SNTRUS3AXXX number 1000090561274 owned by the selling party.--------------------------------------------------------------------------

         Once the transfer has been made, I will leave a copy of said transfer incorporated in this deed.-----------------------------------------------------------------

FOURTH.- A form model D-1B, corresponding to the declaration of the liquidation of the foreign investment made by the company "DYADIC INTERNATIONAL (USA), INC" is hereby executed, leaving attached to this deed the said form duly completed and submitted to the corresponding registry.

FIFTH.- The expenses arising from this deed shall be borne by the purchaser.

SIXTH.- The parties hereto declare that they will communicate the present transfer to the administrative body of the company, in order to be recorded in the Register of Shareholders, as provided for in the Capital Companies Act.---

SEVENTH.- The transfer carried out by means of this deed is exempt from the payment of the Transfer Tax and Documented Legal Acts (Art.314 RDL 4/2015 of 23 October 2015, which approves the Consolidated Text of the Securities Market Law).

PROTECTION OF PERSONAL DATA:-----------------------------

In accordance with the provisions of the European General Data Protection Regulation, it is hereby informed that the personal data of the intervening parties will be processed by the authorizing Notary, whose contact details appear in this document. The data will be processed for the purpose of carrying out the functions inherent to the notarial activity and for billing and client management, for which purpose they will be kept for the periods provided for in the applicable regulations and, in any case, for as long as the relationship with the interested parties is maintained. ---------------------------

The basis of the processing is the performance of notarial public functions, which requires the data to be provided to the Notary and would otherwise prevent his intervention. The communications foreseen in the Law will be made to the Public Administrations and, where appropriate, to the Notary who succeeds the current Notary in the position.

The intervening parties have the right to request access to their personal data, its rectification, deletion, portability and limitation of its processing, as well as to oppose its processing. In the event of any violation of rights, a complaint may be lodged with the Spanish Data Protection Agency. If data of persons other than the participants are provided, they must have previously informed them of all the provisions of Article 14 of the GDPR.---------------------------------------------------------------------------------

This is so stated and granted by the parties, to whom I make the legal reservations and warnings, especially and for tax purposes I warn of the tax obligations and responsibilities incumbent on the parties in their material, formal and sanctioning aspect, and of the consequences of all kinds that would result from the inaccuracy of their declarations.----------------------------------------------------------------

I comply with the requirement of the reading in the manner provided for in Article 193 of the Notarial Regulations; after the reading, I attest that the participants declare that they have been informed of the content of the public instrument and give their free consent to this content, signing with me, Notary.-----------------------------

I, Notary, WITNESS:------------------------------------------------

a) That I have identified the parties by means of their identity documents, as stated in the appearance, which have been exhibited to me.----------------

 b) That the parties, in my opinion, have capacity and are legitimized for the present execution.--------------------------------------------------------------------

c) That the consent of the grantors has been freely given.

d) That the grant is in accordance with the legality and the free and duly informed will of the parties.---------------------------------------------------------------

e) That the present public instrument is drawn on seven sheets of paper for exclusive use for notarial documents, series GA, numbers the present and the six preceding ones in correlative order, which I sign, sign and initial, of whose adequacy and complete content I attest.-

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